UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Frontdoor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! FRONTDOOR, INC. 2026 Annual Meeting Vote in advance by May 12, 2026 11:59 PM ET or vote at the meeting Company Logo FRONTDOOR, INC. 3400 PLAYERS CLUB PARKWAY MEMPHIS, TENNESSEE 38125-1731 V86690-P45615 You invested in FRONTDOOR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 13, 2026 10:00 AM CT Virtually at: www.virtualshareholdermeeting.com/FTDR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote on these important matters. Voting Items Board Recommends 1. Election of Directors: To elect eight members to the Board of Directors to serve for a one-year term. Nominees: 1a. William C. Cobb For 1b. D. Steve Boland For 1c. Anna C. Catalano For 1d. Peter L. Cella For 1e. Christopher L. Clipper For 1f. Dennis W. Howard For 1g. Brian P. McAndrews For 1h. Liane J. Pelletier For 2. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2026. For 3. Advisory vote to approve the Company’s named executive officer compensation. For NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Our board has fixed the close of business on March 23, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86691-P45615